SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant   /X/
    Filed by a Party other than the Registrant  / /

    Check the appropriate box:
    / /      Preliminary Proxy Statement
    / /      Confidential, for Use of the Commission Only (as
             permitted by Rule 14a-6(e)(2))
    /X/      Definitive Proxy Statement
    / /      Definitive Additional Materials
    / /      Soliciting Material Pursuant to Section 240.14a-11(c)
             or Section 240.14a-12

                               STATE BANCORP, INC.
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2)of Schedule 14A.
   / /    $500 per each party to the controversy pursuant to Exchange
          Act Rule 14(a)-6(i)(3).
   / /    Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4)and 0-11.
          1)   Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------
          2)   Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------
          4)   Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------
          5)   Total fee paid:

               ----------------------------------------------------------------
   / /    Fee paid previously with preliminary materials.
   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               ----------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

               ----------------------------------------------------------------
          3)   Filing Party:

               ----------------------------------------------------------------
          4)   Date Filed:

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

                               STATE BANCORP, INC.
                               699 Hillside Avenue
                          New Hyde Park, New York 11040
                                 (516) 437-1000


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of STATE BANCORP, INC.:

         At the direction of the Board of Directors of State Bancorp, Inc. (the "Company"), NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, on April 29, 1997 at 10:00 A.M. (local time), for the following purposes:

         1.       To elect five (5) directors.

         2.       To transact such other business as may properly come

before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 21, 1997 as the record date for determination of Stockholders entitled to notice of and to vote at the meeting, and only Stockholders of record on said date will be entitled to receive notice of and to vote at said meeting.


                                              By order of the Board of Directors



                                              Brian K. Finneran, Secretary


March 28, 1997


              IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY, WHETHER
                 YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT

                              1997 PROXY STATEMENT

                               STATE BANCORP, INC.
                               699 Hillside Avenue
                          New Hyde Park, New York 11040
                                 (516) 437-1000

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be Held April 29, 1997

                               GENERAL INFORMATION

     This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders (the "Stockholders") of State Bancorp, Inc. (the "Company"), a New York State corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on April 29, 1997 at 10:00 A.M. (local time) at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournments thereof.

     The approximate date on which this Proxy Statement and form of proxy are being first sent or given to the Stockholders is March 28, 1997.

The Proxy
---------

     Your Proxy is solicited by the Board of Directors of the Company for use at the Meeting and at any adjournments thereof.

     If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to or at the Meeting, all shares represented thereby will be voted at the Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company. The solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company and its wholly-owned subsidiary, STATE BANK OF LONG ISLAND (the "Bank"). The entire cost of this solicitation will be borne by the Company or the Bank. Should the Company, in order to solicit proxies, request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercise of the authority conferred thereby, either by written notice received by the Bank or by the Stockholder's oral revocation at the Meeting. Such written notice should be mailed to Brian K. Finneran, Secretary, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040. Attendance at the Meeting will not in and of itself revoke a proxy.

Capital Stock Outstanding and Record Date
-----------------------------------------

     The Board of Directors has fixed the close of business on March 21, 1997 as the record date for determination of Stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote at the Meeting 5,118,429 shares, par value $5 per share, of the Company's Common Stock ("Company Stock"), its only class of authorized and issued stock. Each of the outstanding shares of the Company Stock is entitled to one vote at the Meeting with respect to each matter to be voted upon. There will be no cumulative voting of shares for election of directors or any other matter to be considered at the Meeting. There are no rights of appraisal or other similar rights granted to dissenting Stockholders with regard to any matters to be acted upon at the Meeting. A majority of the outstanding shares of Company Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting for the transaction of business.

     A Stockholder may, with respect to the election of directors: (i) vote for the election of all five nominees; (ii) withhold authority to vote for all such nominees; or (iii) withhold authority to vote for any of such nominees by so indicating in the appropriate space on the proxy. Directors shall be elected by a plurality of the votes cast by Stockholders holding shares of Company Stock entitled to vote for the election of directors.

     Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

Principal Officers
------------------

     The names and positions of the current executive officers of the Company are as follows:

          Name                            Position (and served since)
          ----                            ---------------------------

          Thomas F. Goldrick, Jr.         Chairman (1990)

          Daniel T. Rowe                  President (1997)

          Richard W. Merzbacher           Vice Chairman (1997)


     The age and five-year employment history of each executive officer of the Company is set forth in the following section concerning the executive officers of the Bank.

     All executive officers of the Company and the Bank are serving one-year terms.

     The names, ages and positions of the current executive officers of the Bank are as follows:

          Name                           Age       Position (and served since)
          ----                           ---       ---------------------------

          Thomas F. Goldrick, Jr.        56        Chairman (1990)

          Richard W. Merzbacher          48        President (1997)

          Daniel T. Rowe                 47        Vice Chairman (1997)

     All of the current executive officers of the Bank have been employed by the Bank for at least the previous five years.

                             MANAGEMENT REMUNERATION


Remuneration During the Prior Three Fiscal Years
------------------------------------------------

     The following table sets forth the aggregate remuneration for services in all capacities paid by the Company and the Bank, for the fiscal year ended December 31, 1996 and for each of the two previous fiscal years, to the chief executive officer and to each executive officer of the Company or the Bank whose aggregate direct remuneration exceeded $100,000 for such year, for services rendered to the Company or the Bank.


                                                Summary Compensation Table
----------------------------------------------------------------------------------------------------------------
                               Annual Compensation                     Long Term Compensation
                         ---------------------------------       ----------------------------------

                                                                          Awards            Payouts
                                                   Other          ----------------------    -------      All
                                                   Annual         Restricted  Securities                other
Name and                                           Compen-           Stock    Underlying     LTIP       compen-
principal       Year     Salary        Bonus       sation            Awards     Options     Payouts     sation
position                   ($)          ($)          ($)              ($)        (#)          ($)         ($)
----------------------------------------------------------------------------------------------------------------
Thomas F.       1996   257,000 (1)    115,388 (2)  6,150 (3)          -0-       2,500         -0-     10,520 (4)
Goldrick, Jr.                                                                                         13,750 (5)
Chairman        1995   257,000 (1)    115,327 (2)  4,800 (3)          -0-       2,500         -0-      3,150 (4)
and Chief                                                                                             13,620 (5)
Executive       1994   250,000 (1)     50,000      4,500 (3)          -0-        -0-          -0-      2,142 (4)
Officer                                                                                               13,620 (5)

Richard W.      1996   184,000         80,056 (2)  5,050 (3)          -0-       2,000         -0-      2,875 (4)
Merzbacher,                                                                                           13,750 (5)
President/      1995   184,000         80,030 (2)  4,800 (3)          -0-       2,000         -0-      1,218 (4)
Vice Chairman                                                                                         13,620 (5)
                1994   177,000         35,000      4,100 (3)          -0-        -0-          -0-      1,374 (4)
                                                                                                      13,620 (5)

Daniel T. Rowe, 1996   179,000         77,636 (2)  6,150 (3)          -0-       2,000         -0-      2,598 (4)
Vice Chairman/                                                                                        13,750 (5)
President       1995   179,000         77,565 (2)  4,800 (3)          -0-       2,000         -0-      1,218 (4)
                                                                                                      13,620 (5)
                1994   172,000         34,000      4,500 (3)          -0-        -0-          -0-      1,374 (4)
                                                                                                      13,620 (5)

                                      -3-

(1) A portion of Mr. Goldrick's salary for the years 1994, 1995 and 1996 has been deferred and is reflected in the amount shown. The amount deferred accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.

(2)      The  amount  shown  includes  deferred  compensation  (see  "Management
         Remuneration: Deferred Compensation Plans").

(3)      Director's fees (see page 13).

         The value of personal benefits which might be attributable to normal management or executive personal benefits cannot be specifically or precisely determined; however, Management does not believe that such value would exceed, for any named individual, 10% of such individual's salary and bonus shown on the table.

(4) A death benefit, funded by life insurance, is provided in an amount equal to three times annual salary. Amounts shown reflect premiums paid for life insurance on the executive officers listed including the portion of the premium paid pursuant to a split-dollar arrangement.

(5) Amounts shown reflect the Company's contributions to the Employee Stock Ownership Plan and 401(k) Plan set aside or accrued during the year.

--------------------------------------------------------------------------------

Compensation Pursuant to Plans
------------------------------

     Employee Stock Ownership Plan. In 1988, sponsorship of the Bank's defined contribution Retirement Plan was transferred to the Company and the Plan was amended and restated as an Employee Stock Ownership Plan ("ESOP"). Company contributions to the ESOP represent a minimum of three percent of each employee's annual gross compensation. Employees become twenty percent vested after two years of employment, with full vesting taking place upon completion of six years employment.

     401(k) Plan. The Bank maintains a 401(k) Plan which covers substantially all full-time employees. Employees may contribute up to sixteen percent of annual gross compensation. One-half of employee contributions are matched, to a maximum of three percent of an employee's annual gross compensation, by Bank contributions. Employees are fully vested in both their own and Bank contributions.

     Executive Severance Plans. The Company has in effect two Executive Severance plans for key executives who are full-time employees of the rank of Executive Vice President and above and who are designated as Plan participants by the Board of Directors. Under Plan No. 1, participating executives will receive, in the event of a termination of the participant's employment within one year after a change in control (as that term is defined in the Plan) of the
Company:  1) a cash payment equal to three times the participant's  base salary;
2) continued coverage under the group life insurance and medical insurance plans of the Company or any subsidiary for three years following such termination; 3) the use, for three years following termination of employment, of an automobile comparable to that furnished to the participant prior to termination, and 4) an automobile allowance of $3,600 per year for three years following termination of employment. In addition, any stock options held by the participant shall become immediately exercisable. In the event, however, that the Board of Directors of the Company determines that a change of control (as that term is defined in the Plan) could occur within 90 days after such determination, the Board may approve an offer by the Company to the participant to enter into an employment contract with the participant providing for employment of the participant by the Company for a period of three years, commencing on the date a change of control (as that term is defined in the Plan) occurs. If the Company offers to enter into such a contract with the participant, all rights to the severance payments and other adjustments set forth above will terminate. The terms of the employment contract provide, in substance, that the responsibilities of the participant and his compensation will be substantially similar to that prior to the change of control (as that term is defined in the Plan) except that the annual salary of the Participant shall be increased by $100,000.00 per annum. All payments to a participant, whether severance payments, adjustments or compensation, are subject to adjustment to comply with IRC280G. At the present time, the Board has designated Thomas F. Goldrick, Jr. as the sole participant in Plan No. 1. Plan No. 2 is substantially similar to Plan No. 1, except that: (1) the cash payment shall be equal to one and one-half times the participant's base salary; (2) all periods are reduced from three years to one and one-half years, and (3) the annual salary of the participant, if a contract is offered, shall be increased by $40,000.00 per annum. At the present time, the Board has designated Richard
W. Merzbacher and Daniel T. Rowe as the sole participants in Plan No. 2. No amounts were paid or accrued under the Plans during the fiscal year ended December 31, 1996.

     Deferred Compensation Plans. The Bank has in effect a non-qualified deferred compensation plan (the "Plan") for each officer for whom contributions under the ESOP are limited by the applicable provisions of the Internal Revenue Code. Each Plan provides for a credit to a book account for each such officer of an amount equal to the excess of: (A) the amount of the contribution to the ESOP for such officer in the absence of such Internal Revenue Code limitations over
(B) the actual amount of such contribution. The amount credited to each Plan accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.

     Incentive Stock Option Plans. The following tables show, as to the chief executive officer and executive officers previously named, information with respect to options granted to and exercised during the fiscal year ended December 31, 1996 and as to unexercised options held at the end of such fiscal year and the dollar value of such unexercised options.

                      Option Grants in Last Fiscal Year(1)
                      ------------------------------------

                                                             Potential
                                                             realizable
                                                             value at
                                                             assumed annual
                                                             rates of stock
                                                             price apprecia-
                                                             tion for option
                       Individual Grants                     term (2)
               ----------------------------------------      ------------------
                           Percent
                           of total
                           options
                           granted
                           to         Exercise
               Options     employees  or base    Expir-
               Granted     in fiscal  price      ation
               (#)(3)      year(%)    ($/Sh)     date         5%($)      10%($)
Name
--------------------------------------------------------------------------------

Thomas F.       2,500       8.20       14.25      1/26/04     17,009     40,741
Goldrick,
Jr.

Richard W.      2,000       6.56       14.25      1/26/04     13,607     32,592
Merzbacher

Daniel T.       2,000       6.56       14.25      1/26/04     13,607     32,592
Rowe


(1) The options discussed above were granted under the Company's 1994 Incentive Stock Option Plan, which is administered by the Stock Option Committee of the Board. Such options may be granted to any key employee of the Company or a subsidiary. The option price may not be less than 100% of the fair market value or book value, whichever is greater, of the Company Stock at the time of grant. Options are "Incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. No option may have a life of more than 10 years from the date of grant.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for Company Stock.

(3) These options are subject to a five-year vesting schedule (0% the first year and 25% in each of the following four years).

                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Values

                                                              Value of
                                          Number of           unexercised
                                          unexercised         in-the-money
                                          options             options
                                          at fiscal           at fiscal
                   Shares                 year-end            year-end
                   Acquired                 # (1)               $ (2)
                   on         Value       -------------       -------------
                   Exercise   Realized    Exercisable/        Exercisable/
Name               (#)        ($)         unexercisable       unexercisable
--------------------------------------------------------------------------------

Thomas F.          3,897      20,661      14,352/3,510        68,359/2,963
Goldrick, Jr.

Richard W.         3,119      16,547      11,540/2,808        54,994/2,370
Merzbacher

Daniel T.          3,119      16,547      11,540/2,808        54,994/2,370
Rowe

(1) Amounts shown reflect adjustments made by reason of the payment of stock dividends since the respective dates of the option grants.

(2) Represents the difference between the exercise price of the options and the closing price of Company Stock on December 31, 1996 of $12.63 per share.


     Directors' Incentive Retirement Plan. The Company had in effect a Directors' Incentive Retirement Plan for directors of the Company (other than the President) who elected to retire after having completed certain minimum service requirements. Under the Plan, an eligible director who elected to retire was entitled to receive, for a period of five years after such retirement, a yearly amount equal to the highest annual amount received by such director from the Company or the Bank for his services to the Company or the Bank during the five years immediately preceding such retirement. At the present time, two (2) former directors of the Company are receiving payments under the Plan. Amounts paid or accrued under the Plan during the fiscal year ended December 31, 1996 amounted to $65,508.

     In 1992, the four (4) directors then in office who were covered by the Plan surrendered their rights under the Plan in exchange for the Bank's agreement to pay to them, or to their beneficiary upon death, a monthly stipend for life or until March 1, 2007, whichever later occurred. In 1993, effective as of 1992, such persons agreed that the payments to them would cease in all events on March 1, 2007. Amounts paid or accrued under such agreements during the fiscal year ended December 31, 1996 amounted to $133,247.

     The Bank maintains several contributory and non-contributory medical and disability plans covering all officers as well as all full-time employees.

     At present, the directors and officers of the Company are not separately compensated for services rendered by them to the Company, and it presently is contemplated that such will continue to be the policy of the Company.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     The Personnel and Compensation Committee is authorized to review and recommend to the Board of Directors compensation levels of Company and Bank directors and officers and Bank staffing requirements. The Committee held nine
(9) meetings in 1996 and presently consists of J. Robert Blumenthal, Robert J. Grady, Raymond M. Piacentini, John F. Picciano and Thomas F. Goldrick, Jr. Mr. Goldrick is the Chairman and Chief Executive Officer of both the Company and the Bank.

Board Compensation Committee Report on Executive Compensation
-------------------------------------------------------------

     Cash compensation policies applicable to the Company's and the Bank's executive officers are reviewed as regards the separate components of base salary and supplemental compensation. Both components of cash compensation are viewed in consideration of the Company's performance during the most recent fiscal year, and as compared with its selected peers operating within the Company's geographical market area. Base compensation is subject to the performance evaluation of Committee members, giving consideration to various competitive influences, while supplemental compensation is viewed in light of specific performance criteria as established in the guidelines of the Company and the Bank for such supplemental compensation. The recommendations of the Personnel and Compensation Committee are then presented for approval to the Board of Directors of the Bank, which must approve the compensation packages for all executive officers and the making of supplemental payments pursuant to the guidelines of the Company and the Bank for such payments.

     The compensation of Thomas F. Goldrick, Jr., Chairman and Chief Executive Officer of the Company and the Bank, is reviewed annually by the Committee and considered in light of specific profitability ratios, such as Return on Assets and Return on Equity. Additionally, the Committee reviews the growth of the Company and the Bank, the resultant increase in market share, and various other competitive factors bearing upon its determination of appropriate compensation levels for the Chief Executive Officer, as well as the other Executive Officers.

     The foregoing report has been furnished by Messrs. J. Robert Blumenthal, Robert J. Grady, Raymond M. Piacentini, John F. Picciano and Thomas F. Goldrick, Jr.

                                PERFORMANCE GRAPH


     The following graph compares the yearly percentage change in the Company's cumulative total Stockholder return on Company Stock with the cumulative total return of the NASDAQ Market Index, and the cumulative total returns of 98 Middle Atlantic NASDAQ Banks.

                           (INSERT PERFORMANCE GRAPH)

                    (SEE APPENDIX I FOR DESCRIPTION OF GRAPH)


                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

     To the knowledge of Management, as of the record date, March 21, 1997, the only person owning beneficially or of record more than 5% of the outstanding shares of the Company Stock was as follows:

Name and Address         Nature of         Number of         Percentage
of Owner                 Ownership         Shares            of Class
----------------         ---------         ---------         ----------

State Bancorp, Inc.      Beneficial        462,951              9.04%
Employee Stock
Ownership Plan
699 Hillside Avenue
New Hyde Park, NY

     The Company is required to identify any director, officer, or person who owns more than ten percent of a class of equity securities who failed to timely file with the Securities and Exchange Commission a required report relating to ownership and changes in ownership of the Company's equity securities. Based on information provided to the Company by such persons, all officers and directors of the Company made all required filings during the fiscal year ended December 31, 1996. The Company does not know of any person beneficially owning more than 10% of a class of equity securities.

                              CERTAIN TRANSACTIONS

     Some of the directors and officers of the Company or the Bank and some of the corporations and firms with which these individuals are associated also are customers of the Bank in the ordinary course of business, or are indebted to the Bank in respect of loans of $60,000 or more, and it is anticipated that some of these individuals, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.

     During the fiscal year ended December 31, 1996, the law firm of Holman & Rosenberg LLP of which Gary Holman, a director of the Company and the Bank, was a member, received legal fees from the Company and the Bank totalling $139,472. Except as set forth above, outside of normal customer relationships, none of the directors or officers of the Company or the Bank or the corporations or firms with which such individuals are associated currently maintain or have maintained within the past fiscal year any significant business or personal relationship with the Bank other than such as arises by virtue of such individual's or entity's position with, or ownership interest in, the Company.

                              ELECTION OF DIRECTORS

     At the Meeting, four (4) directors of the Company are to be elected to three-year terms and one (1) director is to be elected to a one-year term, each to serve until his or her successor is elected and has qualified. The Board of Directors of the Company has nominated for the three-year directorships the following persons: Carl R. Bruno, Robert J. Grady, Gary Holman and Richard W. Merzbacher. The Board of Directors has nominated for the one-year directorship Arthur Dulik, Jr. All of the nominees are members of the present Board of Directors of the Company, with terms expiring at the meeting.

     Proxies returned by Stockholders and not revoked will be voted for the election of the above nominees as directors unless Stockholders instruct otherwise on the proxy. If any nominee shall become unavailable for election, which is not anticipated, the shares represented by proxies which would otherwise have been voted for such nominee, in accordance with this Proxy Statement, will be voted for such substitute nominee as may be designated by the Board of Directors of the Company.

     The table set forth below contains the names and ages of the current directors of the Company whose terms will continue beyond the Meeting and those directors of the Company whose terms expire at the Meeting who have been nominated for re-election, with those directors who presently are nominated for re-election at the Meeting listed first. Opposite the name of each director is the year such person's term of office expires, the year each first became a director of the Company or the Bank, the principal occupation(s) of each during the past five years and other directorships of public companies held by each.

                              Length of
                              Service as            Principal Occupation
                              Director and          During Past 5 Years
 Name                         Expiration            and Directorships of
 and Age                      of Term               Public Companies (a)
 -------                      ------------          --------------------

 Nominees
 --------

 Carl R. Bruno (65)            Since 1993           Chief Financial
                               Expires 1997         Officer, DiFazio
                                                    Electric, Inc.,
                                                    Electrical
                                                    contractors

 Arthur Dulik Jr.,(50)         Since 1996           Chief Financial Officer,
                               Expires 1997         Altana, Inc.,
                                                    Pharmaceuticals

 Robert J.                     Since 1968           Retired; formerly
 Grady (70)                    Expires 1997         Vice President, Jahn's
                                                    Since 1897 Inc.
                                                    Restaurants

 Gary                          Since 1968           Vice Chairman of the
 Holman (66)                   Expires 1997         Board of Directors, State
                                                    Bancorp, Inc. and State
                                                    Bank of Long Island
                                                    Of Counsel, Cahn Wishod &
                                                    Lamb LLP

 Richard W.                    Since 1989           Vice Chairman,
 Merzbacher (48)               Expires 1997         State Bancorp, Inc.
                                                    and President, State
                                                    Bank of Long Island

                              Length of
                              Service as            Principal Occupation
                              Director and          During Past 5 Years
 Name                         Expiration            and Directorships of
 and Age                      of Term               Public Companies (a)
 -------                      ------------          --------------------

 Directors Continuing in Office
 ------------------------------

 J. Robert                      Since 1988           President, Harwyn
 Blumenthal (63)                Expires 1998         Enterprises, Inc.,
                                                     Retail shoe stores

 Thomas F.                      Since 1980           Chairman and Chief
 Goldrick, Jr. (56)             Expires 1999         Executive Officer, State
                                                     Bancorp, Inc and State
                                                     Bank of Long Island

 Joseph F.                      Since 1989           President, TRM Inter-
 Munson (48)                    Expires 1998         national, Inc.,
                                                     Insurance underwriting
                                                     management; formerly
                                                     President, Trans-Elite
                                                     Group, Insurance products
                                                     and services

 Raymond M.                     Since 1992           President, Piacentini,
 Piacentini (43)                Expires 1999         Hadlock, Harvey & Co.,
                                                     LLC, A Professional
                                                     Services Firm

 John F.                        Since 1989           Attorney
 Picciano (53)                  Expires 1999

 Daniel T.                      Since 1992           President, State
 Rowe (47)                      Expires 1998         Bancorp, Inc. and
                                                     Vice Chairman, State Bank
                                                     of Long Island

 Suzanne H.                     Since 1992           Manager,
 Rueck (35)                     Expires 1999         New Hyde Park Inn

(a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each.

     The above-listed persons are also presently serving as directors of the Bank, with the term of each to expire in the same year in which his or her term as director of the Company is to expire. It is anticipated that each director of the Company elected at the meeting will shortly thereafter be elected to a conforming term as director of the Bank.

     The Board of Directors of the Company held nine (9) meetings during 1996.

     The Board of Directors of the Bank held twelve (12) meetings during 1996.

     The  Board of  Directors  of the  Company  does not  have  standing  audit,
nominating  or  compensation   committees  or  committees   performing   similar
functions.

     Among its standing committees, the Board of Directors of the Bank has an Examining and Audit Committee and a Personnel and Compensation Committee. The Examining and Audit Committee conducts the annual directors' examination, reviews reports of examination of the Bank made by regulatory authorities and makes periodic reports to the Board of Directors of the Bank regarding the findings of the auditor's regular daily audits. During 1996 this Committee held seven (7) meetings and its present members are Carl R. Bruno, Robert J. Grady, Raymond M. Piacentini and John F. Picciano.

     The names of the members of the Personnel and Compensation Committee and the number of meetings held by the Committee in 1996 are set forth on Page 8 of this proxy statement.

     During the year ended December 31, 1996, each director of the Company and the Bank attended at least 75% of the total of the number of Board meetings held (while he or she was a director) and the number of meetings held by all committees of the Board on which he or she served (while he or she served).


     Each director of the Bank who is not an employee thereof currently receives an annual retainer of $8,400 and $300 for each Board committee meeting attended. Each director of the Bank currently receives $550 for each meeting of the Board of Directors attended. Each director of the Bank who is not an employee thereof and who serves as Chairman of a Board committee receives an additional stipend ranging from $1,000 to $6,000. No additional remuneration is received by any director for special assignments or services.

     Directors of the Bank may elect to defer the receipt of all or any portion of their compensation. Amounts deferred are allocated to a deferred compensation account. Each participating director's account accrues interest at the Bank's Prime Rate. All accounts will be unfunded and general obligations of the Bank. Distributions from a deferred compensation account commence upon termination of membership on the Board of Directors, death or disability, or at a date previously designated by the participating director. Distributions from the deferred compensation account are to be made annually over a three year period.

                        Security Ownership of Management

     The following table sets forth the beneficial ownership of Company Stock as of February 28, 1997 by each director (including all the Company's executive officers) and by all current directors and executive officers as a group:


                                            Number          Percent
       Name                                of Shares        of Total
      -------------                        ---------        --------
      J. Robert Blumenthal                   33,294           *

      Carl R. Bruno                           2,391           *

      Arthur Dulik, Jr.                       1,902           *

      Thomas F. Goldrick, Jr. (1)(5)        118,663          2.30%

      Robert J. Grady                        33,098           *

      Gary Holman                            39,025           *

      Richard W. Merzbacher (2)(5)           72,283           1.40%

      Joseph F. Munson                        1,231           *

      Raymond M. Piacentini                     991           *

      John F. Picciano                       10,302           *

      Daniel T. Rowe (3)(5)                  80,710           1.57%

      Suzanne H. Rueck                       39,810           *

      All directors and
      executive officers
      as a group (12 persons) (4)(5)        433,700           8.41%

      * Less than 1%.

(1) Includes 14,352 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 28, 1997.

(2) Includes 11,540 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 28, 1997.

(3) Includes 11,540 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 28, 1997.

(4) Includes 37,432 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 28, 1997.

(5) Includes allocated shares held by the ESOP for the benefit of the person named.

                              INDEPENDENT AUDITORS


     The independent public accounting firm of Deloitte and Touche LLP has acted as the Company's independent auditors for 1996 and it is anticipated that the same firm will be selected to perform the same duties for the current year. Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of Stockholders.

                                  OTHER MATTERS

     As of the date of the Proxy Statement, Management and the Board of Directors know of no other matters to be brought before the Meeting. However, if further business is properly presented, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     Proposals of Stockholders of the Company which are to be presented at the 1998 annual meeting of the Company, must be received by the Company by November 28, 1997, in order to be included in the proxy statement and form of proxy for that meeting.

Date:  March 28, 1997

By order of the Board of Directors



Brian K. Finneran, Secretary

APPENDIX I

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                           AMONG STATE BANCORP, INC.,
                   NASDAQ MARKET INDEX AND PEER GROUP INDEX*

                                  (LINE GRAPH)


                      ASSUMES $100 INVESTED ON JAN 1, 1992
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1996

                   * SOURCE: MEDIA GENERAL FINANCIAL SERVICES



                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET

                               FISCAL YEAR ENDING


COMPANY             1991      1992      1993      1994      1995      1996
STATE BANCORP INC   100       102.12    107.00    124.52    198.37    198.07
PEER GROUP          100       131.67    153.29    150.28    199.67    245.55
BROAD MARKET        100       100.98    121.13    127.17    164.96    204.98

THE PEER GROUP CHOSEN WAS:
Customer Selected Stock List

THE BROAD MARKET INDEX CHOSEN WAS:
NASDAQ MARKET INDEX

THE PEER GROUP IS MADE UP OF THE FOLLOWING SECURITIES:

AMBANC HOLDING CO INC                      DAUPHIN DEPOSIT CORP
ARROW BANK CORP                            ELMIRA SAVINGS BK FSB NY
AUBURN NATIONAL BANC INC                   EVERGREEN BANCORP INC
BCB FINANCIAL SERVICES                     F&M BANCORP MD
BFS BANKORP INC NY                         F.N.B. CORPORATION (PA)
BMJ FINANCIAL CORP                         FCNB CORP
BROAD NATIONAL BANCORP                     FINANCIAL BANCORP INC NY
BRYN MAWR BANK CORP                        FINANCIAL TRUST CORP
BSB BANCORP INC                            FIRST BANK OF PHILA
BT FINANCIAL CORP                          FIRST BELL BANCORP INC
CARNEGIE BANCORP                           FIRST KEYSTONE FINANCIAL
CARROLLTON BANCORP                         FIRST LEESPORT BANCORP
CITI-BANCSHARES INC                        FIRST OF LONG ISLAND CP
CNB FINANCIAL CORP NY                      FIRST REPUBLIC BANCORP
COLLECTIVE BANCORP INC                     FIRST SAVINGS BANK NJ
COLUMBIA BANCORP MD                        FIRST SHENANGO BANCORP
COMMERCE BANK HARRISBURG                   FIRST UNITED CORP
COMMERCIAL BANK OF NY                      FIRST WESTERN BANCORP
COMMUNITY BANK SYSTS INC                   FLUSHING FINANCIAL CORP
COMMUNITY FINANCIAL HLDG                   FNB ROCHESTER CORP

FRANKLIN BANCORP                           RIGGS NATIONAL CORP
FULTON FINANCIAL CORP                      ROYAL BANCSHARES OF PA
HARBOR FEDERAL BANCORP                     S&T BANCORP INC
HARLEYSVILLE NATIONAL CP                   SFS BANCORP INC
HERITAGE BANCORP INC                       SKYLANDS COMMUNITY BANK
HUBCO INC                                  SOUTHWEST NATIONAL CORP
HUDSON CHARTERED BANCORP                   STATE BANCORP INC
IBS FINANCIAL CORP                         STATEWIDE FINANCIAL CORP
INDEPENDENCE FED SAV BK                    SUFFOLK BANCORP
JEFFBANKS INC                              SUN BANCORP INC
KEYSTONE FINANCIAL INC                     SUSQUEHANNA BANCSHARES
LAKE ARIEL BANCORP INC                     TAPPAN ZEE FINANCIAL INC
LAKEVIEW FINANCIAL CORP                    TROY HILL BANCORP INC
LETCHWORTH INDPT BANCHR                    TRUST CO OF NJ
MADISON BANCSHARES GROUP                   TRUSTCO BANK CORP NY
MASON-DIXON BANCSHARES                     UNITED NATL BANCORP NJ
MERCANTILE BANKSHARES CP                   UNIVERSITY BANCORP INC
MERCHANTS N Y BANCORP                      USBANCORP INC PA
ML BANCORP INC                             VISTA BANCORP INC
NATIONAL PENN BANCSHARES                   WILMINGTON TRUST CORP
NBT BANCORP INC                            WSFS FINANCIAL CORP
NSD BANCORP INC                            WVS FINANCIAL CORP
OMEGA FINANCIAL CORP                       YARDVILLE NATIONAL BNCP
ONBANCORP INC
PEEKSKILL FINANCIAL CORP
PENNFED FINCIAL SVCS
POUGHKEEPSIE SAV BANK
PRESTIGE FINANCIAL CORP
PRIME BANCORP INC
PROGRESS FINANCIAL CORP
PROGRESSIVE BANK INC
QUEENS COUNTY BANCORP
RAMAPO FINANCIAL CORP
RARITAN BANCORP INC
REGENT BANCSHARES CORP

SOURCE:   MEDIA GENERAL FINANCIAL SERVICES
          P.O. BOX 85333
          RICHMOND, VA 23293
          PHONE: 1-(800) 446-7922
          FAX:   1-(800) 649-6097